Exhibit 10.2

Execution Version
SECOND AMENDMENT TO FINANCING AGREEMENT
This SECOND AMENDMENT TO FINANCING AGREEMENT (this “Amendment” or the “Second Amendment”) is dated as of April 9, 2020 and entered into by and among DBM GLOBAL INC., a Delaware corporation (“Company” or the “Administrative Borrower”), the subsidiaries of the Company listed as borrowers on the signature pages hereof (together with the Company, “Borrowers”), the subsidiaries of the Company listed as guarantors on the signatures pages hereto (“Guarantors”), the financial institutions listed on the signature pages hereof (“Lenders”) and TCW ASSET MANAGEMENT COMPANY (“TCW”), as administrative agent for Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”), and TCW as Collateral Agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), and is made with reference to that certain Financing Agreement dated as of November 30, 2018, as amended by the First Amendment to Financing Agreement dated as of November 13, 2019 (as amended, modified or supplemented from time to time, including by the Second Amendment, the “Financing Agreement”), by and among Company, the Guarantors party thereto, the Lenders, certain other lenders from time to time party thereto and the Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Financing Agreement.
RECITALS
WHEREAS, subject to the terms and conditions of the Financing Agreement as amended hereby, the Company has requested that (a) the financial institutions identified on the signature pages hereto as “DDTF Lenders” (collectively, the “DDTF Lenders”) severally provide an increase to the Term Loan Commitments in an aggregate principal amount of $10,000,000 as set forth on Schedule I attached hereto (the “DDTF Commitments”) and (b) the Financing Agreement be otherwise amended in the manner provided for herein;
WHEREAS, each DDTF Lender has agreed to provide a DDTF Commitment and the Lenders and the Agents have agreed to amend the Financing Agreement, in each case on the terms and subject to the conditions set forth herein; and
WHEREAS, the Working Capital Agent and Working Capital Lenders are concurrently entering into that certain Second Amendment to the Working Capital Credit Agreement, a copy of which is attached hereto as Exhibit A (the “WCCA Amendment”), and the Collateral Agent and the Working Capital Agent are entering into that certain Second Amendment to the Intercreditor Agreement (the “Intercreditor Agent Agreement”), a copy of which is attached hereto as Exhibit B, pursuant to which, among other things, the Working Capital Agent and Working Capital Lenders have approved the DDTF Loans and this Amendment.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Financing Agreement as amended by this Amendment.
2.DDTF Commitments.
(a)Each DDTF Lender severally agrees to make its portion of the DDTF Commitments available to the Borrowers in an amount equal to its DDTF Commitment as further provided in this Amendment and the Financing Agreement. The DDTF Commitments of the DDTF Lenders shall be as set forth on Schedule I attached hereto. The existing Schedule 1.01(A) to the Financing Agreement shall be deemed to be amended to include the information set forth on Schedule I attached hereto. Subject to the satisfaction of the conditions set forth in Section 4 hereof and the other terms and conditions herein and in the Financing Agreement, the aggregate DDTF Commitments shall be $10,000,000.
(b)Each DDTF Loan shall be a Loan and a Term Loan for all purposes under the Financing Agreement and the other Loan Documents.
(c)The proceeds of the Borrowings pursuant to the DDTF Commitments shall be used by the Borrowers for the purposes set forth in Section 6.01(s) of the Financing Agreement, as amended hereby and in the applicable Notice(s) of Borrowing therefor.
(d)The Applicable Margin with respect to the DDTF Commitments shall be as set forth in the Financing Agreement.
(e)The Final Maturity Date with respect to the DDTF Commitments established pursuant to this Amendment shall be as set forth in the Financing Agreement.
3.Amendments to Financing Agreement. Subject to the occurrence of the conditions set forth in Section 4 below:
(a)Section 1.01 of the Financing Agreement is amended by adding the following definitions in the appropriate alphabetical order:
“2014 Non-Tendered Stockholders” means the “Non-Tendered Stockholders” as defined in the Schuff Settlement Agreement in the form attached as Exhibit B to the DDTF Letter.
“2014 Non-Tendered Stockholders Payment” means any payment DBM or Parent is required to make to the 2014 Non-Tendered Stockholders pursuant to the Schuff Settlement Agreement.
“2014 Tender Offer” means the tender offer for the shares of DBM (f/k/a Schuff International, Inc.) that closed on October 6, 2014.
“2014 Tendered Shares” means the shares of DBM (f/k/a Schuff International, Inc.) that were tendered by the 2014 Tendered Stockholder pursuant to the 2014 Tender Offer.

“2014 Tendered Stockholders” means the “Tendered Stockholders” as defined in the Schuff Settlement Agreement in the form attached as Exhibit B to the DDTF Letter.
“D&O Insurance Payment” means an aggregate amount of up to $13,700,000 in insurance payments in connection with the settlement of the Schuff Stockholder Litigation within ten (10) Business Days after Final Approval expected to be provided by the D&O Insurers, which will be paid to the 2014 Tendered Stockholders.
“D&O Insurers” means XL Specialty Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa. and Allied World National Assurance Company.
“DBM Tendered Stock Payment” means the payment DBM is required to make, in an amount that is expected to be up to $8,100,000, to the 2014 Tendered Stockholders pursuant to the Schuff Settlement Agreement within ten (10) Business Days after Final Approval, including any portion of such payment that is awarded to Plaintiff Counsel under and as defined in the Schuff Settlement Agreement.
“DDTF” means the $10,000,000 delayed draw term facility provided on a several (but not joint) basis by the DDTF Lenders, it being understood that, for the avoidance of doubt, as of the Second Amendment Effective Date the commitments referenced in the DDTF Letter in excess of $10,000,000 shall be terminated and of no further force and effect.
“DDTF Commitment” means, with respect to each DDTF Lender, the commitment of such Lender to make the DDTF Loan to the Borrowers in the amount set forth in Schedule I attached to the Second Amendment or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.
“DDTF Fee Letter” means the Fee Letter dated as of November 13, 2019 by and between the Administrative Agent and DBM.
“DDTF Lenders” means the lenders listed on Schedule I to the Second Amendment.
“DDTF Letter” means that certain Financing Commitment letter, dated as of November 13, 2019, by and between the DDTF Lenders and DBM.
“DDTF Loans” means a Term Loan made by a Lender to the Borrowers pursuant to Sections 2.01(b) and 5.03 hereof.
“DDTF Termination Date” means the earliest date of the occurrence of any of the following: (i) the termination of the Schuff Settlement Agreement or the amendment or modification of the Schuff Settlement Agreement without the prior written consent of the DDTF Lenders, (ii) the consummation of the funding of the Settlement Transactions contemplated by the DDTF Letter and the Second Amendment with or without the funding of the DDTF Loans, (iii) the Schuff Settlement Agreement in the form attached to the DDTF Letter is not fully executed by all parties thereto on or prior to November

20, 2019, (iv) 11:59 p.m. New York City time, on April 13, 2020 unless the Second Amendment Effective Date has occurred prior to such time, (v) Final Approval is not obtained as required in the Second Amendment or the Financing Agreement, or (vi) the date on which DBM elects to terminate the DDTF Commitments and notifies TCW in writing thereof
"DDTF Total Loan Commitment" means the sum of the amounts of the DDTF Lenders' DDTF Commitments, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.
“DDTF Transactions” means the DDTF, the Settlement Transactions and the other transactions referenced in the DDTF Letter.
“Designated Default” has the meaning specified therefor in Section 4(c) of the Second Amendment.
“Designated Event of Default” has the meaning specified therefor in Section 4(c) of the Second Amendment.
“Effective Date Term Loan” means a Term Loan made by a Lender to the Borrowers on the Effective Date pursuant to Section 2.01(a).
"Effective Date Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make the Effective Date Term Loans to the Borrowers in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.
"Effective Date Total Term Loan Commitment" means the sum of the amounts of the Lenders' Effective Date Term Loan Commitments.
“Final Approval” means the Final Approval which the Schuff Settlement Agreement is subject to under and as defined in Paragraph 1(j) of the Schuff Settlement Agreement and as referenced in the Schuff Settlement Agreement, including Paragraph 2 thereof.
“Schuff Settlement Agreement” means the proposed execution version of the Stipulation and Agreement of Compromise, Settlement and Release, setting forth a settlement framework negotiated by the parties to the Schuff Stockholder Litigation, among lead plaintiff Mark Jacobs and the other parties thereto, a copy of which was attached as Exhibit B to the DDTF Letter, together with all exhibits and attachments thereto, as amended or amended and restated with the prior written consent of the DDTF Lenders.
“Schuff Stockholder Litigation” means the lawsuits further described in Annex A to the DDTF Letter in the Delaware Court of Chancery that relate to the 2014 Tender Offer.

“Second Amendment” means that certain Second Amendment to Financing Agreement, dated as of April 9, 2020, by and among the Borrowers, the Guarantors, the Lenders and the Agents, amending this Agreement.
“Second Amendment Effective Date” has the meaning specified therefor in the Second Amendment.
“Settlement Transactions” means the transactions referenced in the DDTF Letter and the Second Amendment in connection with the Schuff Stockholder Litigation, the Schuff Settlement Agreement, the D&O Insurance Payment, the DBM Tendered Stock Payment, the 2014 Non-Tendered Stockholders Payment and the Final Approval.
“Trigger Event” has the meaning specified therefor in Section 6.01(s) hereof.
(b)Section 1.01 of the Financing Agreement is amended by amending and restating in their entirety the following definitions in Section 1.01:
“Applicable Margin” means, as of any date of determination, with respect to the interest rate of (1) if the financial statements of the Company and its Subsidiaries in accordance with Section 7.01(a)(ii) for the four fiscal quarter period of the Company and its Subsidiaries most recently ended or pro forma calculations in connection with a DDTF Loan, demonstrating that the Senior Leverage Ratio of the Company and its Subsidiaries as of the end of such four fiscal quarter period or as of such funding date, is less than or equal to 2:00:1.00, (a) any Reference Rate Loan or any portion thereof, 4.85%, and (b) any LIBOR Rate Loan or any portion thereof, 5.85%, and (2) if the financial statements of the Company and its Subsidiaries in accordance with Section 7.01(a)(ii) for the four fiscal quarter period of the Company and its Subsidiaries most recently ended or pro forma calculations in connection with a DDTF Loan, demonstrating that the Senior Leverage Ratio of the Company and its Subsidiaries as of the end of such four fiscal quarter period or as of such funding date, is greater than 2:00:1.00, (a) 5.50% with respect to any Reference Rate Loan or any portion thereof and (b) 6.50% with respect to any LIBOR Rate Loan or any portion thereof. Any changes to the Applicable Margin pursuant to clause (1) or (2) above shall take effect two (2) Business Days after the applicable financial statements are delivered or the funding of such DDTF Loans occurs, as the case may be; provided that, if the Company fails to deliver on a timely basis such financial statements as required under Section 7.01 (a) or to deliver on a timely basis a Compliance Certificate as required under Section 7.01(a)(iv) in connection therewith, then until such financial statements and Compliance Certificates are delivered, the Applicable Margin for all Reference Rate Loans and LIBOR Rate Loans shall be as set forth in clause (2) hereof; provided further, that any change in the Applicable Margin from the rates set forth in clause (2) above to the rates set forth in clause (1) above shall not take effect until two (2) Business Days after the later of (i) the date on which the applicable financial statements in accordance with Section 7.01(a) (ii) are due, and (ii) the date on which such financial statements are actually delivered. Notwithstanding the foregoing, in the event that any financial statement or calculation described in the foregoing proviso is inaccurate (regardless of whether the Financing Agreement is in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the Applicable Margin being calculated in accordance with clause (2) above, then the Applicable Margin for such period shall be adjusted retroactively (to the effective date of the increase of the Applicable Margin that was based upon the delivery of such inaccurate financial statement or calculation) to reflect the correct Applicable Margin, and the Borrowers shall promptly make payments to the Agents and the Lenders to reflect such adjustment.
“Loan” means a term loan made by a Lender to the Borrowers pursuant to Article II hereof including, without limitation, any Effective Date Term Loan or DDTF Loan.”
"Pro Rata Share" means, with respect to:
(a) a Lender's obligation to make the Effective Date Term Loan and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Effective Date Term Loan Commitment, by (ii) the Effective Date Total Term Loan Commitment, provided that if the Effective Date Total Term Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Effective Date Term Loans and the denominator shall be the aggregate unpaid principal amount of the Effective Date Term Loans,
(b) a Lender's obligation to make the DDTF Loan and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's DDTF Commitment, by (ii) the DDTF Total Loan Commitment, provided that if the DDTF Total Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the DDTF Loans and the denominator shall be the aggregate unpaid principal amount of the DDTF Loans, and
(c) all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender's Term Loan Commitment and the unpaid principal amount of such Lender's portion of the Term Loans, by (ii) the sum of the Total Term Loan Commitment and the aggregate unpaid principal amount of the Term Loans.
“Term Loans” means all Loans.
“Term Loan Commitment” means, with respect to each Lender, such Lender’s Effective Date Term Loan Commitment and, if applicable, DDTF Commitment.
(c) In Section 1.01 of the Financing Agreement, the definition of “Consolidated EBITDA” is hereby amended by amending and restating clause (b)(xii) thereof as follows: “(xii) any adjustments agreed to in a writing expressly referring to this clause (xii) by the Administrative Agent and the Administrative Borrower, including, without limitation, adjustments for payments made using proceeds of the DDTF Loans as contemplated by Section 6.02(s) hereof or using other funds for the same purpose, in each case, solely to the extent such payments decrease Consolidated Net Income (it being understood that the Administrative Agent hereby agrees in writing to such adjustments in an amount not to exceed $10,000,000 (A) to the extent such payments are made using proceeds of the DDTF Loans and (B) to the extent such payments are made using other funds so long as the Working Capital Agent and Working Capital Lenders have agreed to the same adjustment under the Working Capital Credit Agreement);”.

(d) In Section 1.01 of the Financing Agreement, the definition of “LIBOR Rate” is hereby amended by deleting “1.50%” and substituting “1.75%” therefore and clause (a) of the definition of “Reference Rate” is hereby amended by deleting “2.50%” and substituting “2.75%” therefore.
(e) Section 2.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:
“Section 2.01 Commitments
(a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the Term Loan Lenders made Effective Date Term Loans to the Borrowers in the aggregate amount specified in Schedule 1.01(A) hereto on the Effective Date and the Effective Date Term Loan Commitments in effect or such date were reduced to zero. As of the date hereof, the principal amount of the outstanding Effective Date Term Loans is $74,565,773.26.
(b) Subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the Second Amendment, each DDTF Lender severally agrees to make DDTF Loans to the Borrowers during the period from the Second Amendment Effective Date until the DDTF Termination Date, in an aggregate principal amount not to exceed the amount of such Lender’s DDTF Commitment.
(c) Notwithstanding the foregoing:
(i) Each DDTF Lender’s DDTF Commitment shall be permanently reduced immediately and without further action upon (1) the making of each DDTF Loan in an amount equal to the amount of such Lender’s Pro Rata Share of such DDTF Loan and (2) any voluntary commitment reduction pursuant to Section 2.01(c)(ii) in an amount equal to the amount of such Lender’s Pro Rata Share of such commitment reduction. The DDTF Commitment and each Lender’s DDTF Commitment shall terminate immediately and without further action on the DDTF Termination Date.
(ii) The Borrowers may permanently reduce the DDTF Commitment of each Lender on a pro rata basis for each Lender, upon at least 5 Business Days prior written notice to the Administrative Agent, which notice shall specify the amount of such reduction and shall be irrevocable once given. Each such partial reduction shall be in a minimum amount of $1,000,000, or an increment of $250,000 in excess thereof (or such lesser amount if the DDTF Commitment shall be zero after giving effect to such reduction).
(iii) Any principal amount of any Term Loan which is repaid or prepaid may not be reborrowed.”
(f) Section 2.02(a) of the Financing Agreement is amended by adding the following proviso after the words “the Effective Date” in the first sentence thereof:
“; provided that in the case of any Term Loan made after the Effective Date, including any DDTF Loan, any such Notice of Borrowing shall be given not later than 2:00 noon (New York City time) on the date that is seven (7) Business Days prior to the date of the proposed Term Loan.”
(g) Section 2.02(a) of the Financing Agreement is amended by amending and restating clause (v) of the second sentence thereof as follows:
“(v) the proposed borrowing date, which must be a Business Day, with respect to the initial Term Loan, must be the Effective Date, and, with respect to any DDTF Loan, must be on or after the Second Amendment Effective Date and on or prior to October 31, 2020 and, in addition, must be prior to the DDTF Termination Date.
(h) Section 2.02(c) is amended by amending and restating the first sentence thereof as follows:
“(c) All Loans under this Agreement shall be made by the Lenders, to the account specified by the Administrative Agent, no later than 2:00 p.m. on the borrowing date of the proposed Loan, simultaneously and proportionately to their Pro Rata Shares of the Effective Date Total Term Loan Commitment or DDTF Total Loan Commitment, as applicable, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.”

(i) Section 2.03(a) is amended by amending and restating the first sentence thereof as follows:
“(a) The outstanding unpaid principal amount of the initial Term Loan made on the Effective Date and each additional Term Loan made after the Effective Date, including any DDTF Loan, shall be repaid in consecutive quarterly installments on the last Business Day of each calendar quarter (each a “Payment Date”), beginning with the first full calendar quarter ending after the Effective Date; each such quarterly installment shall be in an aggregate amount equal to the percentage of the original amount of such initial Term Loan and each such additional Term Loan including any DDTF Loan, as applicable, set forth below opposite the applicable period set forth below.”
(j) Section 2.03(a) is amended by amending and restating the sentence therein that begins with the words “Notwithstanding the foregoing” as follows:
“Notwithstanding the foregoing, (i) solely with respect to any additional Term Loan, including any DDTF Loan, the principal amount of such additional Term Loan shall not be included for purposes of calculating the amount of the applicable quarterly installment until the last Business Day of the next full calendar quarter following the date on which such additional Term Loan is made, and (ii) the last such installment in respect of the Term Loans shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loans.”
(k) Article V of the Financing Agreement is amended by adding the following as Section 5.03:
“5.03 Conditions Precedent to All DDTF Loans Made under the Financing Agreement. The obligation of any Agent or any Lender to make any DDTF Loan is subject to the fulfillment, in a manner reasonably satisfactory to the Agents and TCW, of each of the following conditions precedent (and solely these conditions precedent) on or prior to October 31, 2020:
(a) DDTF Effective Date. The Second Amendment Effective Date has occurred and all conditions set forth in the Second Amendment, including Section 4 of the Second Amendment, have been satisfied or waived, all conditions to any prior DDTF Loan set forth in this Section 5.03 have been satisfied or waived and the DDTF Termination Date has not occurred.
(b) Payment of Fees, Etc. The Borrowers shall have paid all fees, costs, expenses and taxes then payable by the Borrowers pursuant to this Agreement and the other Loan Documents, including, without limitation, the DDTF Fee Letter, the DDTF Letter and Section 12.04 hereof, including the Funding Fee (as defined in the DDTF Fee Letter) with respect to all DDTF Loans that have been requested; provided that such fees, costs and expenses (other than the Funding Fee) are invoiced to the Administrative Agent one (1) Business Day prior to the applicable funding date.
(c) Mortgage Amendments. The Borrowers shall have provided executed versions of the amendments to each of the Mortgages that include a cap or other limitation on the principal amount of Loans that may be outstanding under the Financing Agreement that increase any such cap or other limitation to an amount not less than $103,500,000 (collectively, the “Mortgage Amendments”).
(d) Recordation of Mortgages; Title Insurance. The Borrowers shall have provided evidence that the Mortgage Amendments will be recorded in all relevant jurisdictions prior to or concurrently with the funding of any DDTF Loans along with the delivery of endorsements to the existing title policies requested by the Agents.
(e) Legal Opinions. The DDTF Lenders shall have received the legal opinions of: (i) Greenberg Traurig, LLP, counsel to the Loan Parties, as to (x) due authorization, execution and delivery of the Mortgage Amendments by each of the applicable Loan Parties (other than Midwest Environmental, Inc., a Kentucky corporation, and Titan Fabricators, Inc., a Kentucky corporation (collectively, the “Kentucky Loan Parties”), and (y) such other matters as the Collateral Agent may reasonably request; and (ii) Kentucky local counsel for the Loan Parties as to (x) due authorization, execution and delivery of the Second Amendment and, if applicable, Mortgage Amendments by each of the Kentucky Loan Parties, (y) the enforceability of the Mortgage Amendments, and (z) such other matters as the Collateral Agent may reasonably request.
(f) Representations and Warranties; No Event of Default; Other Matters. The following statements shall be true and correct, and the submission by the Administrative

Borrower to the Administrative Agent of a Notice of Borrowing with respect to each such DDTF Loan, and the Borrowers' acceptance of the proceeds of such DDTF Loan, shall each be deemed to be a representation and warranty by each Loan Party on the date of such DDTF Loan that: (i) the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the date of such DDTF are true and correct on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), (ii) at the time of and after giving effect to the making of such DDTF Loan and the application of the proceeds thereof, no Designated Event of Default or Designated Default has occurred and is continuing or would result from the making of the DDTF Loan to be made on such date, (iii) the conditions set forth in this Section have been satisfied as of the date of such request, and (iv) all proceeds of the DDTF Loans requested will be used in accordance with the Financing Agreement, as amended by the Second Amendment, and (iv) the amount of the DBM Tendered Stock Payment and the 2014 Non-Tendered Stockholder Payment does not and will not exceed $10,000,000.
(g) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing for the applicable DDTF Loan pursuant to Section 2.02 of the Financing Agreement not less than seven (7) Business Days prior to the date of the requested DDTF Loan (or such earlier date as the Administrative Agent may agree in its sole discretion), which Notice of Borrowing shall indicate the intended use of proceeds of such DDTF Loan which shall be used solely to either (i) fund the DBM Tendered Stock Payment (including any award to Plaintiff’s Counsel contemplated by Section 18 of the Schuff Settlement Agreement in connection therewith), (ii) to fund a 2014 Non-Tendered Stockholders Payment or (iii) if a Trigger Event has occurred, fund costs and expenses in an aggregate amount not to exceed the amount set forth in Section 6.01(s).
(h) Final Approval and Related Matters. The Final Approval under and as defined in the Schuff Settlement Agreement shall have occurred and Agents shall have received the Order and Final Judgment with no material modification to the [Proposed] Order and Final Judgment attached as Exhibit C to the Schuff Settlement Agreement certifying the Class, approving the Settlement, dismissing Defendants from the Action (as such terms are defined in the Schuff Settlement Agreement) with prejudice on the merits and without fees, costs, or expenses to any Party (except those set forth in Paragraphs 2, 9, and 18 of the Schuff Settlement Agreement), providing for the releases set forth in Paragraphs 3-5 of the Schuff Settlement Agreement, and providing for the Bar Order described in Paragraph 14 of the Schuff Settlement Agreement, and that such Order and Final Judgment is final and no longer subject to further appeal or review, whether by affirmance on or exhaustion of any possible appeal or review, lapse of time, or otherwise. In the case of any DDTF Loan to be used to fund the DBM Tendered Stock Payments or the 2014 Non-Tendered Stockholder Payments, Agents and DDTF Lenders shall have received reasonably satisfactory evidence that the 2014 Tendered Stockholders have released (or will release concurrently with the funding of such DDTF Loan) all of their Released Plaintiff Claims (as defined in the Schuff Settlement Agreement) and all other related releases under the Schuff Settlement Agreement in connection therewith have occurred (or will occur concurrently with such funding) and Agents and DDTF Lenders shall have received reasonably satisfactory evidence that all of the 2014 Non-Tendered Stockholders shall have released (or will release concurrently with the funding of such DDTF Loan) all of their Released Plaintiff Claims and all other related releases under the Schuff Settlement Agreement in connection therewith have occurred (or will occur concurrently with such funding).
(i) D&O Insurance Payment. Any D&O Insurance Payment paid after the date of the DDTF Letter has been received by the Company (or another person reasonably acceptable to the Agents) and the Agents have been provided with documentation and other evidence confirming such receipt and that any such D&O Issuance Payment (other than up to $1,000,000 which may be used to pay legal fees covered by such D&O insurance policy) will be paid to the 2014 Tendered Stockholders in accordance with the Schuff Settlement Agreement prior to or concurrently with any DDTF Loan that funds the DBM Tendered Stock Payment.
(j) Schuff Settlement Documents and Related Matters. In the case of any Notice of Borrowing to fund the 2014 Non-Tendered Stockholders Payments, the DBM Tendered Stock Payments shall have been paid and all releases contemplated in connection therewith shall have been obtained (or concurrently with such funding will be paid and releases obtained) and DBM shall have provided to the Administrative Agent all agreements and other documentation, including releases, entered into in connection with the 2014 Non-Tendered Stockholders Payments which shall be reasonably satisfactory to the Administrative Agent and an Authorized Officer of DBM shall have certified that the requirements of this clause (j) have been satisfied.
(k) Officer’s Certificate. The Administrative Agent shall have received a certificate of the chief financial officer of DBM certifying that the Loan Parties shall be in compliance, as of the end for the most recently ended fiscal month for which financial statements have been delivered to the Agents in accordance with Section 7.01(a)(i), both before and after giving effect to the making of such DDTF Loan, with the covenants set forth in Section 7.03 hereof, which certificate shall contain reasonably detailed calculations of the foregoing matters, and as to the matters set forth in clause (f) of this Section 5.03.
(l) Legality. The making of such DDTF Loan shall not contravene any law, rule or regulation applicable to any Secured Party.
(m) Delivery of Schuff Stockholder Litigation Documents. Agents and the Lenders shall have received at least 5 Business Days prior to the funding date certified copies of all agreements, releases and other documentation or judgments evidencing or otherwise entered into in connection with the Shareholder Litigation Settlement. The terms of the Shareholder Litigation Settlement shall be such that no funds of DBM and its Subsidiaries in excess of $10,000,000 shall be required for the consummation of such settlement or for the payment of fees and expenses incurred in connection therewith.
(n) Officer’s Certificate re: Restricted Payment. In furtherance of the satisfaction of the requirements under Section 5.03(f) hereof, Agents and the Lenders shall have received a certificate of an Authorized Officer of the Administrative Borrower evidencing compliance with Section 7.02(v) and clause (e) of the definition of “Permitted Restricted Payments”, including that the Restricted Payment Available Amount Conditions are met and attaching calculations reasonably acceptable to the Administrative Agent demonstrating (I) (A) both before and after giving effect to the Restricted Payments described in clause (f) of the definition of Restricted Payment (i) Liquidity (after giving effect to all blocks on Working Capital Availability under the Working Capital Credit Agreement) is at least $10,000,000, (ii) no Default or Event of Default exists or would result from such Restricted Payment, (iii) the Fixed Charge Coverage Ratio of DBM and its Subsidiaries for the most recent trailing twelve month period calculated based on the most recent monthly financial statements required to have been delivered to the Administrative Agent pursuant to Section 7.01(a)(i) after giving pro forma effect to such Restricted Payment is equal to or greater than 1.10:1.00, and (iv) after giving pro forma effect to such Restricted Payment under this clause (I) the Restricted Payment Available Amount shall be greater than zero as evidenced by calculations as to the current Restricted Payment Available Amount, or (II) (A) both before and after giving effect to such Restricted Payment (i) Liquidity (after giving effect to all blocks on Working Capital Availability under the Working Capital Credit Agreement) is at least $10,000,000, (ii) no Default or Event of Default exists or would result from such Restricted Payment, (iii) the Senior Leverage Ratio for the most recent trailing twelve month period calculated based on the most recent monthly financial statements required to have been delivered to the Administrative Agent pursuant to Section 7.01(a)(i) after giving pro forma effect to such Restricted Payment does not exceed a level 0.50x less than the level required pursuant to Section 7.03(a) as of the end of the most recent Fiscal Quarter for which financial statements were required to be delivered pursuant to Section 7.01(a)(ii) (it being understood for purposes of calculating the Senior Leverage Ratio for this clause (iii), the outstanding amount under the Working Capital Credit Agreement shall be deemed to be an amount equal to the average outstanding principal balance thereunder for the 30 day period most recently ended), (iv) prior to making any Restricted Payment pursuant to this clause (II), all Restricted Payments permitted to be made under clause (I) above shall have been made, and (v) after giving pro forma effect such Restricted Payment under this clause (II) the Restricted Payment Available Amount shall be greater than zero as evidenced by calculations as to the current Restricted Payment Available Amount.
(o) Proceedings; Receipt of Documents. All proceedings in connection with the making of such DDTF Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be reasonably satisfactory to the Agents and their counsel, and the Agents and such counsel shall have received such other agreements, instruments, approvals, opinions and other documents, each in form and substance reasonably satisfactory to the Agents, as any Agent may reasonably request. No Amendment or modification or termination of the Schuff Settlement Agreement shall have occurred without the prior written consent of the DDTF Lenders, except for amendments or modifications of a minor nature a reasonably determined by DDTF Lenders and amendments or modifications that increase the settlement payments payable under the Schuff Settlement Agreement by less than $5,000,000.”
(l) Section 6.01(s) of the Financing Agreement is amended and restated as follows:
“(s) Use of Proceeds. The proceeds of the Term Loans made on the Effective Date shall be used (a) to partially fund the Graywolf Acquisition, (b) for the Graywolf Refinancing, and (c) to pay the costs, fees and expenses in connection relating to the Term Loan, the Graywolf Refinancing and the transactions contemplated hereby. The proceeds of the DDTF Loans shall be used solely to (A) fund the DBM Tendered Stock Payment (including any award to Plaintiff’s Counsel contemplated by Section 18 of the Schuff Settlement Agreement in connection herewith), (B) fund the 2014 Non-Tendered Stockholders Payment and (C) pay or reimburse costs, fees and expenses incurred after January 1, 2017 owing or paid to Persons other than Parent, any Loan Party or any of their respective Affiliates relating to the DDTF, the DBM Tendered Stock Payment, the 2014 Non-Tendered Stockholders Payment and the transactions contemplated thereby; provided that, prior to the (i) Final Approval (ii) the payment of all payments required to be paid under the Schuff Settlement Agreement, including all payments required to be made to any 2014 Tendered Stockholders or 2014 Non-Tendered Stockholders, and (iii) the release of all claims as contemplated by the Schuff Settlement Agreement including all Released Plaintiff Claims thereunder (the occurrence of (i) through (iii), a “Trigger Event”); none of the proceeds of the DDTF Loan shall be used to fund any cost, fees and expenses in this clause (C); provided further, that following the Trigger Event, the proceeds of the DDTF Loans made thereafter may be used to fund other costs, fees and expenses expressly described in this clause (C) in an amount equal to the lesser of $10,000,000 and the amount by which the DBM Tendered Stock Payments were less than $10,000,000.”
(m) Section 7.01(a) of the Financing Agreement is hereby amended by amending and restating clauses (xii) and (xiii) thereof as follows:
“(xii) promptly (and in any event within three (3) Business Days) written notice, (A) of any amendment, modification or supplement to the Schuff Settlement Agreement, including any Exhibits thereto, or the execution or delivery of any agreement, matter, claim or release relating thereto or to the Schuff Stockholder Litigation or the other DDTF Transactions, and (B) of any filings with or by the Court in connection with the Schuff Settlement Agreement, the Schuff Stockholder Litigation or the Transactions or any agreement, matter or claim relating thereto, including any order of the Delaware Court of Chancery with respect thereto;
(xiii)  promptly upon request, all information concerning the Schuff Stockholder Litigation or the other DDTF Transactions as Administrative Agent or any Lender may from time to time may reasonably request;”
(n) Section 7.01(a) of the Financing Agreement is hereby further amended by adding the following paragraph following clause (xxi) thereof:
“Notwithstanding the foregoing clauses (xii) and (xiii), in no event shall any documentation or information be required to be delivered by the Loan Parties pursuant to the preceding clauses (xii) and (xiii) of Section 7.01(a), to the extent such delivery (A) would or would reasonably be expected based on advise of outside counsel to DBM to violate any confidentiality obligation of DBM in existence as of the date hereof, or (B) would or would reasonably be expected based on the advice of outside counsel to DBM to result in a loss of an attorney-client privilege held by DBM; provided that, except for the confidentiality restrictions governing the dissemination of documents filed as confidential filings in the Schuff Stockholder Litigation, DBM represents and warrants to Agents and Lenders that no such confidentiality obligations currently exist except as separately disclosed in writing to Agents and DDTF Lenders prior to the execution and delivery of the DDTF Letter; provided further, in the event clause (A) is applicable, the Loan Parties agree to use their reasonable best efforts to obtain a waiver or exemption to such obligation (except for the confidentiality restrictions governing the dissemination of documents filed as confidential filings in the Schuff Stockholder Litigation) and in the event that either clause (A) or (B) is applicable, the Loan Parties agree to use their reasonable best efforts to provide to Administrative Agent and Lenders all substantive and other information that is requested that is not subject to clauses (A) or (B).”
(o)  Section 7.03 of the Financing Agreement is hereby amended by amending and restating clause (c) thereof in its entirety as follows:
“(c) Minimum Monthly Stop Loss. DBM will not permit the Net Loss of Borrower and its Subsidiaries on a consolidated basis to exceed $600,000 in the aggregate in any one month or $1,000,000 in the aggregate during any two consecutive months during any fiscal year; provided that expenses related to the DDTF Loans and/or the settlement of the Schuff Stockholder Litigation, in an amount not to exceed $10,000,000 during the term of this Agreement, will be excluded from Net Loss for the purpose of this provision.”
1.Conditions Precedent to Effectiveness of Second Amendment.
This Second Amendment shall become effective as of the Business Day (the “Second Amendment Effective Date”) when each of the following conditions precedent shall have been satisfied in a manner reasonably satisfactory to the Agents (or, if a specific Agent is identified below, such Agent) and the Lenders:
(a)Payment of Fees, Etc. The Borrowers shall have paid on or before the Second Amendment Effective Date all fees, costs, and expenses then due and payable pursuant to the DDTF Letter, the DDTF Fee Letter and Section 12.04 of the Financing Agreement, including the Amendment Fee (as defined in the DDTF Fee Letter); provided that such fees, costs and expenses (other than the Amendment Fee) are invoiced to the Administrative Agent at least one (1) Business Day prior to the Second Amendment Effective Date.
(b)Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the Second Amendment Effective Date are true and correct on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date) and (ii) no Designated Event of Default (as defined herein) or event which with the giving of notice or the lapse of time or both would constitute a Designated Event of Default (any such event, “Designated Default”) shall have occurred and be continuing on the Second Amendment Effective Date or would result from the Second Amendment or any other Loan Documents becoming effective in accordance with its or their respective terms. For purposes hereof, a “Designated Event of Default” means an Event of Default (i) arising from any Loan Party’s failure to pay principal or interest due on any loan (including any DDTF Loan) or any other amount under any Loan Document when due, (ii) arising under any provision of Section 7.02 of the Financing Agreement, or (iii) arising under any of clauses (a), (c)(i), (f), (g), (h), (i), (j), (k), (l), (m), (p), (q), (r), (s) or (t) of Section 9.01 of the Financing Agreement.
(c)Legality. The making of the DDTF Loans and the DDTF Transactions shall not contravene any law, rule or regulation applicable to any Secured Party.

(d)Delivery of Documents. The Collateral Agent shall have received on or before the Second Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Second Amendment Effective Date and, if applicable, duly executed by the Persons party thereto:
i.  the Second Amendment;
ii.  the Intercreditor Agreement Amendment, the WCCA Amendment and all documents required to be delivered thereunder and all conditions to the effectiveness of each such agreement shall have been satisfied in a manner satisfactory to the Agents and the Working Capital Agent;
iii.  a certificate of an Authorized Officer of each Loan Party, certifying (A) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Second Amendment Effective Date (or such other date as the Administrative Agent shall have agreed to in its sole discretion) by an appropriate official of the jurisdiction of incorporation or organization, as applicable, of such Loan Party); provided that, with respect to the requirement to deliver Governing Documents, an Authorized Officer of the applicable Loan Party may certify to the Agents that there has been no change to the Governing Documents of such Loan Party from the most recent copies delivered to the Agents in lieu of delivery of a certified copy thereof; (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings under the DDTF and the other DDTF Transactions, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party in connection with the DDTF and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document in connection with the DDTF (in the case of a Borrower, including, without limitation, Notices of Borrowing, LIBOR Notices and all other notices under the Financing Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers and (D) as to the matters set forth in clause (b) of this Section 4;
iv.  a certificate of the chief financial officer of DBM and the Authorized Officer of each Loan Party, certifying as to the solvency of the Loan Parties on a consolidated basis (after giving effect to any DDTF Loans (if any) made on the Second Amendment Effective Date and the payment of all fees, costs and expenses incurred in connection with the DDTF Transactions);
v.  a certificate of an Authorized Officer of the Company certifying that (A) the Schuff Settlement Agreement in the form attached as Exhibit B to the DDTF Letter together with all exhibits and attachments thereto has not been amended, modified or supplements and no other agreements and other documentation or judgments exist evidencing or have otherwise been entered into in connection with the Schuff Stockholder Litigation, and (B) the Schuff Settlement

Agreement remains in full force and effect and that none of the Loan Parties or the Parent has breached or defaulted in any of its obligations under such agreements;
vi.  certificate of the appropriate official(s) of the jurisdiction of organization or incorporation, as applicable, of each Loan Party certifying as of a recent date not more than 30 days prior to the Second Amendment Effective Date (or such other date as the Administrative Agent shall have agreed to in its sole discretion) as to the good standing of such Loan Party in such jurisdictions;
vii.  opinions of Greenberg Traurig, LLP, counsel to the Loan Parties, as to (x) due authorization, execution and delivery of this Amendment and the Intercreditor Amendment Agreement by the Loan Parties (other than the Kentucky Loan Parties), (y) the enforceability of this Amendment and the Intercreditor Amendment Agreement against the Loan Parties, and (y) such other matters as the Collateral Agent may reasonably request; and
viii.  such other agreements, instruments, approvals, opinions and other documents, each reasonably satisfactory to the Agents in form and substance, as any Agent may reasonably request a reasonable time prior to the Second Amendment Effective Date.
(e)Working Capital Loan. On the Second Amendment Effective Date, (i) there shall be no breach of any material term or condition of the Working Capital Loan Documents, (ii) neither the Loan Parties nor any other Person party to the Working Capital Loan Documents shall be in default in the performance or compliance with any of the provisions of the Working Capital Loan Documents, (iii) the Working Capital Loan Documents shall be in full force and effect and not be terminated, rescinded or withdrawn, and (iv) the outstanding principal balance of the Working Capital Loans shall not exceed the limit set forth in the Intercreditor Agreement.
(f)Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with (i) the making of the DDTF Loans, (ii) the execution, delivery and performance of the Transaction Documents and (iii) the conduct of the Loan Parties' business shall have been obtained and shall be in full force and effect.
(g)Proceedings; Receipt of Documents. All proceedings in connection with the making of the DDTF Loans and the other transactions contemplated by the DDTF Transactions and the other Loan Documents entered into in connection with DDTF, and all documents incidental hereto and thereto, shall be reasonably satisfactory to the Agents and its counsel. No amendment or modification of the Schuff Settlement Agreement shall have occurred without the prior written consent of the DDTF Lenders, except for amendments or modifications of a minor nature as reasonably determined by DDTF Lenders and amendments or modifications that increase the settlement payments payable under the Schuff Settlement Agreement by less than $5,000,000.
(h)KYC. The Administrative Agent and the Lenders shall have received (i) at least one Business Day before the Second Amendment Effective Date, all documentation and other information about the Loan Parties and their Subsidiaries that shall have been reasonably requested by the Administrative Agent or the Lenders in writing at least five (5) Business Days prior to the Second Amendment Effective Date and that the Administrative Agent and the

Lenders reasonably determine is required by applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act (provided that such information shall, to the extent requested at least ten (10) Business Days prior to the Second Amendment Effective Date, have been provided at least three (3) Business Days prior to the Second Amendment Effective Date) and (ii) at least ten (10) Business Days prior to the Second Amendment Effective Date, a Beneficial Ownership Certification in relation to each Borrower for each Lender that so requests at least fifteen (15) Business Days prior to the Second Amendment Effective Date.
5.  Waiver. The Agents and Lenders hereby waive the Event of Default that arose as a result of the Loan Parties’ failure to deliver the monthly financial statements for the month ended December 31, 2019 required by Section 7.01(a)(i) of the Financing Agreement on or before the deadline required under Section 7.01(a)(i) of the Financing Agreement (“Specified Event of Default”); provided, that nothing herein, nor any communications among any Loan Party, Agent or Lender, shall be deemed a waiver with respect to any Events of Default (other than the Specified Event of Default), or any future failure of any Loan Party to comply fully with any provision of the Financing Agreement or any provision of any other Loan Document, and in no event shall this waiver be deemed to be a waiver of enforcement of any of the Agents’ or Lenders’ rights or remedies under the Financing Agreement and the other Loan Documents, at law (including under the UCC), in equity, or otherwise including, without limitation, the right to declare the Loans and all other Obligations immediately due and payable pursuant to Section 8.01 of the Financing Agreement, in each case with respect to any other Defaults or Events of Default now existing or hereafter arising. Except as expressly provided herein, the Agents and Lenders hereby reserve and preserve all of their rights and remedies against any Loan Party under the Financing Agreement and the other Loan Documents, at law (including under the UCC), in equity, or otherwise including, without limitation, the right to declare the Loans and all other Obligations immediately due and payable pursuant to Section 8.01 of the Financing Agreement.

6.Representations and Warranties; No Default. Each Loan Party represents and warrants that after giving effect to this Amendment (a) the representations and warranties made by the Loan Parties in each Loan Document are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing or would result from the initial Borrowing under the DDTF Commitments.
7.Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
8.Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this

Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
9.Loan Document. This Amendment is a Loan Document and all references to a “Loan Document” in the Financing Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Financing Agreement and the other Loan Documents) shall be deemed to include this Amendment.
10.No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
11. Release.
(a)Effective on the date hereof, each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges each Agent, each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of any Agent or Lender would be liable if such persons or entities were found to be liable to such Loan Party (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, occurring prior to the date hereof which relates, directly or indirectly to the Financing Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Financing Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment. As to each and every Claim released hereunder, each Loan party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”
As to each and every Claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of Arizona), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(b)Each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the Financing Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of the Lender’s Lien on any item of Collateral under the Financing Agreement or the other Loan Documents. If any Loan Party or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

13.Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.
14.Governing Law; Waiver of Jury Trial. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF

ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AMENDMENT.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to Financing Agreement to be duly executed and delivered as of the date first written above.
BORROWERS:

DBM GLOBAL INC., a Delaware corporation, formerly known as Schuff International, Inc.

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

SCHUFF STEEL COMPANY, a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

SCHUFF STEEL - ATLANTIC, LLC, a Florida limited liability company

By: Schuff Steel Company, a Delaware corporation, its Managing Member

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

AITKEN MANUFACTURING INC., a Delaware corporation, formerly known as Schuff Steel - Gulf Coast, Inc.

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

[DBM - Second Amendment to Financing Agreement]

DBM GLOBAL-NORTH AMERICA INC., a Delaware corporation, formerly known as Schuff Holding Co.

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: President

CB-HORN HOLDINGS, INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

GRAYWOLF INDUSTRIAL, INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

GRAYWOLF INTEGRATED CONSTRUCTION COMPANY, a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

TITAN FABRICATORS, INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

[DBM - Second Amendment to Financing Agreement]

M. INDUSTRIAL MECHANICAL, INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

MILCO NATIONAL CONSTRUCTORS, INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

INCO SERVICES, a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

[DBM - Second Amendment to Financing Agreement]

GUARANTORS:

ON-TIME STEEL MANAGEMENT HOLDING, INC., a Delaware corporation

BY  /s/ Michael R. Hill
NAME: Michael R. Hill
TITLE: Vice President and Chief Financial Officer

SCHUFF STEEL MANAGEMENT COMPANY - SOUTHWEST, INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

SCHUFF PREMIER SERVICES LLC, a Delaware
limited liability company

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Manager

DBM GLOBAL HOLDINGS INC., a Delaware
corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: President

PDC SERVICES (USA) INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: President

MIDWEST ENVIRONMENTAL, INC., a Kentucky corporation

[DBM - Second Amendment to Financing Agreement]

COLLATERAL AGENT AND
ADMINISTRATIVE AGENT:

TCW ASSET MANAGEMENT COMPANY
LLC

By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[DBM - Second Amendment to Financing Agreement]

DDTF LENDERS AND LENDERS:

TCW DL VII Financing LLC
By: TCW Asset Management Company LLC,
its Collateral Manager
By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[DBM - Second Amendment to Financing Agreement]

West Virginia Direct Lending LLC
By: TCW Asset Management Company LLC,
its Investment Advisor
By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

OMM_US:77456707.13

TCW Skyline Lending, L.P.
By: TCW Asset Management Company LLC,
its Investment Advisor
By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

OMM_US:77456707.13

TCW Brazos Fund LLC
By: TCW Asset Management Company LLC,
its Investment Advisor
By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

OMM_US:77456707.13

NJ/TCW Direct Lending LLC
By: TCW Asset Management Company LLC,
its Investment Advisor
By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

OMM_US:77456707.13

LENDERS:

BTC HOLDINGS FUND I, LLC
By: Blue Torch Credit Opportunities Fund I LP, its sole member
By: Blue Torch Credit Opportunities GP LLC, its general partner

By: /s/ Kevin Genda
Name: Kevin Genda
Title:  CEO

BTC HOLDINGS SC FUND LLC
By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By: Blue Torch Credit Opportunities SC GP LLC, its General Partner

By: /s/ Kevin Genda
Name: Kevin Genda
Title:  CEO

OMM_US:77456707.13

Schedule I

DDTF Lenders and DDTF Commitments

DDTF Lenders	DDTF Commitments
TCW DL VII Financing LLC	$ 7,804,772.97
NJ/TCW Direct Lending LLC	$ 970,104.25
West Virginia Direct Lending LLC	$ 349,419.69
TCW Skyline Lending, L.P.	$ 493,421.46
TCW Brazos Fund LLC	$ 382,281.63
Total	$10,000,000.00
OMM_US:77456707

EXHIBIT A

Working Capital Credit Agreement Amendment

(Attached)
OMM_US:77456707

Execution Version
SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT
THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of April [___], 2020, is entered into by and among DBM GLOBAL INC., a Delaware corporation, formerly known as Schuff International, Inc. (“DBM Global”), the other Persons identified in Schedule 1.1 to the below-defined Credit Agreement (together with DBM Global, collectively, jointly and severally, the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor in interest to Wells Fargo Credit, LLC, formerly known as Wells Fargo Credit, Inc. (the “Lender”), and in light of the following:
W I T N E S S E T H
WHEREAS, the Borrower and the Lender are parties to that certain Fourth Amended and Restated Credit and Security Agreement, dated as of November 30, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lender make certain amendments to the Credit Agreement; and
WHEREAS, upon the terms and conditions set forth herein, the Lender is willing to make certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.
2.Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below), and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended, along with those certain schedules and exhibits to the Credit Agreement (as so amended, the “Amended Credit Agreement”), as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the proviso of the definition of “Fixed Charge Coverage Ratio” as follows:
provided, that any such dividends or distributions that are made pursuant to (x) subclause (ii) of the second to last sentence of Section 6.7(a) or (y) the last sentence of Section 6.7(a), shall not in either case constitute “Fixed Charges” for purposes of calculating the Fixed Charge Coverage Ratio to determine Borrower’s compliance with Section 6.2 of this Agreement
(b)Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (xii) of the definition of “Consolidated EBITDA” as follows:
(xii) (A) any adjustments agreed to in a writing expressly referring to this clause (xii) by Lender and Borrower or (B) expenses funded with proceeds of the DDTL that are related to the DDTL and/or the settlement of the Schuff Stockholder Litigation, in an amount (together
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with the amount of any dividends made using the proceeds of the DDTL) not to exceed $10,000,000 during the term of the Agreement,
(c)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

"Daily Three Month LIBOR" means for any day, the rate of interest equal to LIBOR then in effect for delivery for a three (3) month period. When interest is determined in relation to Daily Three Month LIBOR, each change in the interest rate shall become effective each business day that Lender determines that Daily Three Month LIBOR has changed. If such rate of interest is below 0.75%, then the rate determined pursuant to this definition shall be deemed to be 0.75%.
"Floating Rate” means, with respect to all Advances an interest rate equal to the sum of (i) Daily Three Month LIBOR, which interest rate shall change whenever Daily Three Month LIBOR changes, plus (ii) the Margin Amount.

"Term Loan Maximum Amount" means the "Maximum Term Principal Obligations" as defined in the Intercreditor Agreement (as in effect on the date hereof or as amended pursuant to an amendment agreed to in writing by the Lender and the Term Loan Agent (including that certain Second Amendment to Intercreditor Agreement dated as of the Second Amendment Effective Date)).
(d)Section 1.1 of the Credit Agreement is hereby further amended by adding each of the following defined terms in appropriate alphabetical order:
“DDTL” means the delayed draw term loan of up to $10,000,000 provided under the Term Loan Credit Agreement on the Second Amendment Effective Date.
“Margin Amount” means, (a) if the financial statements of the Borrower and its Subsidiaries in accordance with Section 6.1(a) or Section 6.1(b) for the four fiscal quarter period of the Borrower and its Subsidiaries most recently ended demonstrate that the Senior Leverage Ratio of the Borrower and its Subsidiaries as of the end of such four fiscal quarter period or as of such funding date, is less than 2:50:1.00, 1.75% per annum, and (b) if the financial statements of the Borrower and its Subsidiaries in accordance with Section 6.1(a) or Section 6.1(b) for the four fiscal quarter period of the Borrower and its Subsidiaries most recently ended demonstrate that the Senior Leverage Ratio of the Borrower and its Subsidiaries as of the end of such four fiscal quarter period or as of such funding date, is equal to or greater than 2:50:1.00, 2.00% per annum. Any changes to the Margin Amount pursuant to clause (a) or (b) above shall take effect two (2) Business Days after the applicable financial statements are delivered or the funding of such DDTL occurs, as the case may be; provided that, if the Borrowers fail to deliver on a timely basis such financial statements as required under Section 6.1(a) or Section 6.1(b), the Margin Amount shall be as set forth in clause (b) hereof; provided further, that any change in the Margin Amount from the rates set forth in clause (a) above to the rates set forth in clause (b) above shall not take effect until two (2) Business Days after the later of (i) the date on which the applicable financial statements in accordance with Section 6.1(a) or Section 6.1(b) are due, and (ii) the date on which such financial statements are actually delivered. Notwithstanding the foregoing, in the event that any financial statement or calculation described in the foregoing proviso is inaccurate (regardless of whether the Agreement is in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the Margin Amount being calculated in accordance with clause (b) above, then the Margin Amount for such period shall be adjusted retroactively (to the effective
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date of the increase of the Margin Amount that was based upon the delivery of such inaccurate financial statement or calculation) to reflect the correct Margin Amount, and the Borrower shall promptly make payments to the Lender to reflect such adjustment.

“Schuff Stockholder Litigation” means the class-action lawsuit brought by shareholders of DBM Global challenging the tender offer for the shares of DBM Global that closed on October 6, 2014.
“Second Amendment Effective Date” means the effective date of the Second Amendment to the Fourth Amended and Restated Credit and Security Agreement.
(e)Section 6.2(c) of the Credit Agreement is hereby amended by amending and restating in its entirety as follows:
(c) Minimum Monthly Stop Loss. The Borrower will not permit the Net Loss of Borrower and its Subsidiaries on a consolidated basis to exceed $600,000.00 in the aggregate in any one month or $1,000,000.00 in the aggregate during any two consecutive months during any fiscal year; provided that expenses related to the DDTL and/or the settlement of the Schuff Stockholder Litigation, in an amount (together with the amount of any dividends made using the proceeds of the DDTL) not to exceed $10,000,000 during the term of the Agreement, will be excluded from Net Loss for the purpose of this provision.
(f)Section 6.7(a) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
In addition, on or about the date of the funding of the DDTL under the Term Loan Credit Agreement, a portion of the proceeds of the DDTL may be used by the Borrower to declare and make a dividend or distribution to its shareholders to pay liabilities and expenses associated with the Schuff Stockholder Litigation so long as such dividend or distribution and the use of the proceeds of the DDTL are expressly permitted under the Term Loan Credit Agreement as in effect as of the Second Amendment Effective Date.
3.Waiver of Appraisals. The Lender waives any requirement that appraisals of Inventory and Equipment shall have occurred for the fiscal year ended December 31, 2019. The Borrower agrees that Lender will conduct appraisals on Inventory and Equipment, at the expense of the Borrower, in the fourth quarter of 2020.
4.Waiver of Event of Default. The Lender hereby waives the Event of Default that arose as a result of the Borrower’s failure to deliver the December Monthly Financial Statement on or before the deadline required under Section 6.1(b) of the Credit Agreement (“Specified Event of Default”); provided, that nothing herein, nor any communications among any Loan Party or Lender, shall be deemed a waiver with respect to any Events of Default (other than the Specified Event of Default), or any future failure of any Loan Party to comply fully with any provision of the Credit Agreement or any provision of any other Loan Document, and in no event shall this waiver be deemed to be a waiver of enforcement of any the Lender’s rights or remedies under the Credit Agreement and the other Loan Documents, at law (including under the UCC), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 7.1 of the Loan Agreement, in each case with respect to any other Defaults or Events of Default now existing or hereafter arising. Except as expressly provided herein, the Lender hereby reserves and preserves all of its rights and remedies against
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any Loan Party under the Credit Agreement and the other Loan Documents, at law (including under the UCC), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 7.1 of the Loan Agreement.
5.Conditions Precedent to Amendment. The satisfaction (or waiver in writing by the Lender) of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Second Amendment Effective Date”):
(a)The Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
(b)After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, in each case shall be true and correct in all material respects on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date).
(c)No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Person comprising the Borrower, any Guarantor, or the Lender.
(d)No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date, nor shall either result from the consummation of the transactions contemplated herein.
(e)The Borrower shall pay all fees, costs, expenses and taxes then payable pursuant to the Credit Agreement and Sections 7 and 8 of this Amendment.
(f)The Lender shall have received, in immediately available funds, the Amendment Fee referred to in Section 8 hereof.
(g)The Lender shall have received (i) the Second Amendment Financing Agreement, of even date herewith (the “Second Amendment to Term Loan Credit Agreement”), which amends the Term Loan Credit Agreement and (ii) an amendment to the Intercreditor Agreement, each in form and substance satisfactory to the Lender and duly executed and delivered by the parties thereto.
(h)The “Second Amendment Effective Date” (as defined in the Second Amendment to Term Loan Credit Agreement) shall have occurred.
(i)All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to the Lender.
6.Representations and Warranties. Each Person comprising the Borrower hereby represents and warrants to the Lender as follows:
(a)It (i) is a corporation, or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the State specified in Schedule 1.1 to the Credit Agreement and is duly licensed and qualified to transact business in all jurisdictions where the character
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of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary except where failure to be licensed or qualified would not have a material adverse effect on the financial conditions, properties or operations of such Person, and (ii) has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under this Amendment and the other Loan Documents to which it is a party.
(b)The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action, and (ii) do not and will not (A) require any consent or approval of its Owners; (B) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (C) violate any provision of any law, rule or regulation (including Regulation X of the Board of Governors of the Federal Reserve System), or of any order, writ, injunction or decree presently in effect having applicability to such Person or such Person’s Constituent Documents; (D) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which such Person is a party or by which it or its properties may be bound or affected; or (E) result in, or require, the creation or imposition of any Lien (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by such Person.
(c)This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Person that is a party thereto, will be the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
(d)No Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date, and no condition exists which constitutes a Default or an Event of Default.
(e)The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect to this Amendment, and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date).
(f)This Amendment has been entered into without force or duress, of the free will of each Person comprising the Borrower, and the decision of each Person comprising the Borrower to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.
(g)It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.
7.Payment of Costs and Fees. The Borrower shall pay to the Lender all costs and expenses (including, without limitation, the reasonable fees and expenses of any attorneys retained by the Lender)
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in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.
8.Amendment Fee. On or before the date hereof, the Borrower shall pay to the Lender an amendment fee in the amount of $25,000 (“Amendment Fee”) in immediately available funds, which Amendment Fee shall be retained by the Lender. Such Amendment Fee shall be fully earned and non-refundable on the date hereof.
9.Release.
(a)Effective on the date hereof, each person comprising the Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges the Lender, each of its Affiliates, and each of its successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lender would be liable if such persons or entities were found to be liable to such Person comprising the Borrower (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, occurring prior to the date hereof which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment. As to each and every Claim released hereunder, each Person comprising the Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
As to each and every Claim released hereunder, each Person comprising the Borrower also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of Arizona), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.
Each Person comprising the Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Person comprising the Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as
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a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(b)Each Person comprising the Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Each Person comprising the Borrower further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of the Lender’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Person comprising the Borrower or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.
10.CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE PROVISION SET FORTH IN SECTION 8.13 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
11.Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 8.2 of the Credit Agreement.
12.Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
13.Effect on Loan Documents.
(a)The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, consents and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the
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same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Borrower remains in the sole and absolute discretion of the Lender. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.
(b)Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(d)This Amendment is a Loan Document.
(e)THIS AMENDMENT SHALL BE SUBJECT TO THE RULES OF CONSTRUCTION SET FORTH IN SECTION 1.2 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
14.Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
15.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
16.Reaffirmation of Obligations. Each Person comprising the Borrower hereby (a) acknowledges and reaffirms its obligations owing to the Lender under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Person comprising the Borrower hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Documents or any other Loan Document to the Lender as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).
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17.Ratification. Each Person comprising the Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified hereby.
18.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

“Borrowers”

DBM GLOBAL INC., a Delaware corporation,
formerly known as Schuff International, Inc.

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

SCHUFF STEEL COMPANY, a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

SCHUFF STEEL - ATLANTIC, LLC, a Florida
limited liability company

By: Schuff Steel Company, a Delaware corporation, its Managing Member

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

AITKEN MANUFACTURING INC., a Delaware
corporation, formerly known as Schuff Steel - Gulf
Coast, Inc.

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

ON-TIME STEEL MANAGEMENT
HOLDING, INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

DBM GLOBAL-NORTH AMERICA INC., a
Delaware corporation, formerly known as Schuff
Holding Co.

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: President

SCHUFF STEEL MANAGEMENT COMPANY
- SOUTHWEST, INC., a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

SCHUFF PREMIER SERVICES LLC, a
Delaware limited liability company

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Manager

DBM GLOBAL HOLDINGS INC., a Delaware
corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: President

PDC SERVICES (USA) INC., a Delaware
corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: President

CB-HORN HOLDINGS, INC., a Delaware
corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

GRAYWOLF INDUSTRIAL, INC., a
Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

GRAYWOLF INTEGRATED CONSTRUCTION COMPANY,
a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

TITAN FABRICATORS, INC., a Kentucky corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

MIDWEST ENVIRONMENTAL, INC., a Kentucky
corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

MILCO NATIONAL CONSTRUCTORS, INC., a
Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

Title: Vice President

M. INDUSTRIAL MECHANICAL, INC., a
Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

INCO SERVICES, a Delaware corporation

By:  /s/ Michael R. Hill
Name: Michael R. Hill
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

“Lender”

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:  /s/ Amber Vestal
Name: Amber Vestal
Title: Vice President
[SIGNATURE PAGE TO SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]